Common Stock and Common Stock Payable Issued for Services	12 Months Ended
May 31, 2014
Common Stock and Common Stock Payable Issued for Services

Note 6 – Common Stock and Common Stock Payable Issued for Services

During the year ended May 31, 2013, the Company issued 51,520 fully vested shares of common stock at prices ranging from $.80 to $1.60 per share, and recognized approximately $49,000 in compensation expense to directors for past services.

During the year ended May 31, 2013, the Company issued 60,000 shares of common stock to a consultant at $2.68 per share, which was the fair value at the commitment date, which was amortized over the requisite service period. During the year ended May 31, 2013 the Company recognized approximately $161,000 in stock-based compensation related to this grant.

Effective December 28, 2012, the Company settled trade payable balances of approximately $447,000 owed to its previous principal law firm in exchange for a cash payment of $45,000 and 66,116 shares of Company common stock with a value of $80,000 as determined by the closing price of the stock on December 24, 2012. The Company recorded a gain on the satisfaction of the payables of approximately $322,000 for the year ended May 31, 2013.

At May 31, 2013, the Company was committed, subject to satisfaction of certain conditions, to issue approximately $108,000 of common stock to two executives of the Company for past services. This amount is included in common stock payable as of May 31, 2013. The Company recognized approximately $108,000 in compensation expense during 2013 related to these services. During the year ended May 31, 2014, the Company issued 53,601 shares of common stock to the executives to satisfy the payable, net of tax withholding.

During the period ended May 31, 2014, the Company had no stock-based compensation related to issuance of common stock.